United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2005

Date of report (date of earliest event reported)

MGE ENERGY, INC.

(a Wisconsin Corporation)

133 South Blair Street

Madison, Wisconsin 53703

(608) 252-7000

Commission File No. 000-49965

IRS Employer Identification No. 39-2040501

Former name or former address, if changed since last report: Not applicable

Web site: www.mgeenergy.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 19, 2005, MGE Energy, Inc. (the Company) issued a press release announcing an increase in its regular quarterly dividend on its outstanding shares of common stock. The release announced the declaration of a dividend of $0.3450 per share, payable on September 15, 2005, to shareholders of record as of September 1, 2005. The Company is filing a copy of that press release as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired:

Not applicable

(b) Pro forma financial information:

Not applicable

(c) The following exhibit is included with this report:

Exhibit No. 99.1 - Press release of MGE Energy, Inc., issued on August 19, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. (Registrant)
Date: August 19, 2005	/s/ Jeffrey C. Newman
Vice President and Treasurer

MGE Energy, Inc.

Exhibit Index to Form 8-K

Dated August 19, 2005

Exhibit No. 99.1. Press release of MGE Energy, Inc., issued on August 19, 2005.